Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS

EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***]

AMENDMENT NO. 3 TO SHARE PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO SHARE PURCHASE AGREEMENT dated as of December 21, 2020, is entered into between APRÈS-DEMAIN DIAGNOSTICS INC. (formerly known as Genepoc Inc.), a corporation incorporated under the laws of Canada (“Seller”), MERIDIAN BIOSCIENCE CANADA INC., a corporation incorporated under the laws of British Columbia (“Buyer”), APRÈS-DEMAIN SA (formerly known as APRÈS-DEMAIN HOLDING SA), in its capacity of Shareholders’ Representative, and MERIDIAN BIOSCIENCE, INC.

RECITALS

WHEREAS on April 29, 2019, a share purchase agreement (as amended by the Amendments No. 1 and No. 2 dated respectively June 3, 2019 and September 29, 2020, the “Purchase Agreement”) was entered into between the Seller, Meridian Bioscience Canada Inc. (a predecessor by amalgamation of Buyer), the Shareholders solely for the purpose of Sections 5.03, 8.01 and 10.05 thereof, Après-Demain SA (formerly known as Après-Demain Holding SA) solely in its capacity of Shareholders’ Representative, and Meridian Bioscience, Inc., solely for the purpose of Sections 2.06, 2.07 and 8.02 thereof, pursuant to which Meridian Bioscience Canada Inc. (a predecessor by amalgamation of Buyer) agreed to purchase, on the Closing Date (as such term is defined in the Purchase Agreement) and the Seller agreed to sell, all of the shares held by Seller in the share capital of Genepoc Canada Inc. (defined in the Purchase Agreement as the “Company”) as of the Closing Date;

WHEREAS Meridian Bioscience Canada Inc. (a predecessor by amalgamation of Buyer) and the Company amalgamated on June 3, 2019, to continue as the Buyer;

WHEREAS by Section 10.05 of the Purchase Agreement, Après-Demain SA was appointed as “Shareholders’ Representative” whereby it can act as “agent, proxy and attorney-in-fact for” each Shareholder in order, among other matters, “(b) to execute and deliver on behalf of such Shareholder any amendment or waiver hereto, (c) to take all other actions to be taken by or on behalf of such Shareholder in connection herewith”;

WHEREAS by Section 10.10 of the Purchase Agreement, the Purchase Agreement “may only be amended, modified or supplemented by an agreement in writing signed by Buyer, Seller and Shareholders’ Representative”;

WHEREAS Schedule 2 to the Purchase Agreement provides, among other things, a description of the RI Panel Assay including the description of the assay specifications relating to the RI Viral Panel under development by the Seller;

WHEREAS the Seller and the Buyer have reached an agreement to revise the RI Viral Panel as described on Schedule 2 to the Purchase Agreement in order to remove the SARS-COV-2 from the targets; and

WHEREAS the parties hereto therefore wish to amend the Purchase Agreement as of and from the date hereof in order to reflect, amongst others, the above mentioned agreements as well as other changes arising therefrom or related thereto.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties hereto agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Amendment No. 3 (as defined below), all defined terms shall have the meanings ascribed thereto in the Purchase Agreement, unless otherwise defined herein.

ARTICLE 2

AMENDMENT TO PURCHASE AGREEMENT

2.1	Amendment to Article I—Definitions

(i) One additional definition shall be added to Article I of the Purchase Agreement which state the following:

“Amendment No. 3” means the Amendment No. 3 to Share Purchase Agreement dated December 21, 2020 by and between Seller, Buyer, Shareholders’ Representative and Meridian ParentCo.”

(ii) The definitions “Amendment No. 2” is hereby deleted and replaced by the following:

“Amendment No. 2” means the Amendment No. 2 to Share Purchase Agreement dated September 29, 2020 by and between Seller, Buyer, Shareholders’ Representative and Meridian ParentCo.”

2.2	Replacement of Schedule 2 of the Purchase Agreement

Schedule 2 to the Purchase Agreement is hereby deleted in its entirety and replaced by the revised and amended Schedule 2 attached hereto. All references to Schedule 2 in the Purchase Agreement, including in the definitions of GI Panel Assay and RI Panel Assay shall refer to the revised and amended Schedule 2 attached to this Amendment No. 3.

ARTICLE 3

GENERAL

3.1	Shareholders Representative

The Shareholders’ Representative represents and warrants to the Buyer and to Meridian Bioscience, Inc. that (i) it has not renounced or otherwise terminated the mandate given to it in the Purchase Agreement to represent the Shareholders as set forth in the Purchase Agreement and (ii) it has not received any notice from any Shareholder that such Shareholder has or will renounce the mandate given by it in the Purchase Agreement to the Shareholders’ Representative, and that accordingly the Shareholders’ Representative has the right to bind the Shareholders for the purposes set forth in this Amendment No. 3.

3.2	Further Assurances

Each of the parties hereto shall from time to time execute and deliver all such further documents and instruments and do all acts and things as another party may reasonably require in connection with this Amendment No. 3 to effectively carry out or better evidence or perfect the full intent and meaning of this Amendment No. 3.

3.3	Successors, Assigns and Assignment

This Amendment No. 3 will enure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. This Amendment No. 3 may not be assigned by any party other than in compliance with and concurrently with the Purchase Agreement.

3.4	Amendments and Waivers

No amendment of this Amendment No. 3 or further amendment to the Purchase Agreement shall be valid or binding unless set forth in writing and duly executed by all parties hereto. No waiver of any breach of any provision of this Amendment No. 3 shall be effective or binding unless made in writing and signed by the party purporting to give same and, unless otherwise provided, will be limited to the specific breach waived.

3.5	Governing Law and Forum

(a) This Amendment No. 3 shall be governed by and construed in accordance with the internal laws of the Province of Quebec and the federal laws of Canada applicable therein and shall be treated in all respects, as a Quebec contract.

(b) Any legal suit, action or proceeding arising out of or based upon this Amendment No. 3 shall be heard and determined by the courts of the province of Quebec, district of Montreal.

3.6	Severability

If any provision of this Amendment No. 3 is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

3.7	Counterparts

This Amendment No. 3 may be executed in one or more counterparts, each of which shall conclusively be deemed to be an original but all of which taken together shall be deemed to constitute one and the same agreement. A facsimile transmission of this Amendment No. 3 bearing a signature on behalf of a party shall be legal and binding on such Party.

3.8	Language

The parties hereto acknowledge that they have required that this Amendment No. 3 and all related documents be drawn up in English. Les parties aux présentes reconnaissent avoir exigé que le présent amendement et tous les documents connexes soient rédigés en anglais.

(Remainder of this page left blank intentionally; Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER:

APRÈS-DEMAIN DIAGNOSTICS INC.

By:	/s/ Tanja Dowe
Name:	Tanje Dowe
Title:	President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first written above by their respective officers thereunto duly authorized.

BUYER:

MERIDIAN BIOSCIENCE CANADA INC.

By:	/s/ Bryan Baldasare
Name:	Bryan Baldasare
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERIDIAN PARENTCO:

MERIDIAN BIOSCIENCE, INC.

By:	/s/ Bryan Baldasare
Name:	Bryan Baldasare
Title:	EVP, CFO

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first written above by their respective officers thereunto duly authorized.

SHAREHOLDER’S REPRESENTATIVE:

APRÈS-DEMAIN SA

By:	/s/ Thierry Mauvernay
Name:	Thierry Mauvernay
Title:	President

SCHEDULE 2

Molecular IVD Assay Specifications: GI Bacterial Panel and RI Viral Panel

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